Taxation	12 Months Ended
Jun. 30, 2025
Taxation [Abstract]
TAXATION

15. TAXATION

Cayman Islands

The Company was incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividend payments are not subject to with holdings tax in the Cayman Islands.

British Virgin Islands

EPWK BVI was incorporated in the British Virgin Islands and is not subject to tax on income or capital gains under current British Virgin Islands law. In addition, upon payments of dividends by these entities to their shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

According to Tax (Amendment) (No. 3) Ordinance 2018 published by Hong Kong government, from April 1, 2018, under the two-tiered profits tax rates regime, the profits tax rate for the first HKD2 million of assessable profits will be lowered to 8.25% (half of the rate specified in Schedule 8 to the Inland Revenue Ordinance (IRO)) for corporations. EPWK HK was not subject to Hong Kong profit tax for any period presented as it did not have assessable profit during the periods presented.

PRC

Generally, the Company’s WFOE, VIE and subsidiaries of VIE, which are considered PRC resident enterprises under PRC tax law, are subject to enterprise income tax on their worldwide taxable income as determined under PRC tax laws and accounting standards at a rate of 25%, and for High-tech enterprises the tax is 15%.

The income tax provision consists of the following components:

	For the years ended June 30,
	2025	2024	2023
Current income tax expenses
PRC	$9,865	$13	$2,722
Hong Kong	-	-	-
Cayman and BVI	-	-	-
Total current income tax expense	9,865	13	2,722

Deferred income tax expenses (benefit)
PRC	1,395	5,991	(7,672)
Hong Kong	-	-	-
Cayman and BVI	-	-	-
Total deferred income tax expense (benefit)	1,395	5,991	(7,672)

Total income tax expense (benefit)	$11,260	$6,004	$(4,950)

The reconciliation of tax computed by applying the statutory income tax rate of 25% for the years ended June 30, 2025 2024 and 2023 applicable to the PRC operations to income tax expense were as follows:

	For the years ended June 30,
	2025	2024	2023
Statutory income tax rate	25.00%	25.00%	25.00%
Impact of different tax rates in other jurisdictions	(23.19)%	-	-
Tax effect of preferential tax treatments	(1.67)%	(7.74)%	(14.28)%
R&D credit	0.61%	12.52%	19.11%
Change in valuation allowance	(0.74)%	(28.27)%	(26.98)%
Permanent difference	(0.03)%	(2.00)%	(2.39)%
Tax adjustments *	(0.09)%	-	-
Effective income tax rate	(0.11)%	(0.49)%	0.46%

*	Tax adjustments represent an adjustment to prior years’ income tax filing due to improper official invoice used to deduct taxable income.

The tax effects of temporary differences that give rise to the deferred tax balances as of June 30, 2025 and 2024 are as follows:

	As of June 30,
	2025	2024
Deferred tax assets:
Credit loss	$2,422	$1,384
Net operating losses carried forward	2,442,931	2,080,534
Subtotal	2,445,353	2,081,918
Less: valuation allowance	(2,445,353)	(2,080,534)
Total	$-	$1,384

The Company has provided full allowance on deferred tax assets of all Chinese subsidiaries because management considers there will not be sufficient taxable income for these subsidiaries to utilize its deferred tax assets in the foreseeable future.

Valuation allowance movement is as follows:

	For the years ended June 30,
	2025	2024	2023
Beginning balance	2,080,534	2,922,233	2,715,479
Additions	364,819	-	206,754
Reversals	-	(841,699)	-
Ending balance	2,445,353	2,080,534	2,922,233

As of June 30, 2025 and 2024, the Company had tax deductible net operating loss carryforwards of approximately $19,725,595 and $21,846,331, respectively, which arose from the Company’s subsidiaries, VIE and the VIE’s subsidiaries established in the PRC and Hong Kong.